EXHIBIT 21.1

CEDAR REALTY TRUST, INC.

SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction
11501 Roosevelt Holdings, LLC	Delaware
Academy Plaza L.L.C 1	Delaware
Academy Plaza L.L.C. 2	Delaware
Cedar 301 40th Street NE, LLC	Delaware
Cedar-Acquisition 1, LLC	Delaware
Cedar-Acquisition 10, LLC	Delaware
Cedar-Acquisition 3, LLC	Delaware
Cedar-Acquisition 5, LLC	Delaware
Cedar-Acquisition 6, LLC	Delaware
Cedar-Acquisition 7, LLC	Delaware
Cedar-Acquisition 8, LLC	Delaware
Cedar-Acquisition 9, LLC	Delaware
Cedar-Bethel, LLC	Delaware
Cedar-Bergstrasse, LLC	Delaware
Cedar-Bloomsburg, LLC	Delaware
Cedar Brickyard, LLC	Delaware
Cedar Brickyard II, LLC	Delaware
Cedar-Bristol, LLC	Delaware
Cedar-Campbelltown, LLC	Delaware
Cedar-Camp Hill, LLC	Delaware
Cedar Camp Hill GP, LLC	Delaware
Cedar Carbondale, LLC	Delaware
Cedar-Carll’s Corner, LLC	Delaware
Cedar Carmans, LLC	Delaware
Cedar-Carrollton LLC	Delaware
Cedar Center Holdings L.L.C. 3	Delaware
Cedar-Circle, LLC	Delaware
Cedar Dubois, LLC	Delaware
Cedar-Dunmore LLC	Delaware
Cedar-Elmhurst, LLC	Delaware
Cedar-Fairview Commons, LLC	Delaware
Cedar-Fieldstone, LLC	Delaware
Cedar-Fieldstone SPE, LLC	Delaware
Cedar-Fieldstone Marketplace, LP	Delaware
Cedar-FL, LLC	Delaware
Cedar-Fort Washington LLC	Delaware
Cedar-Franklin Village 2 LLC	Delaware
Cedar-Franklin Village LLC	Delaware
Cedar-Fredericksburg UK, LLC	Delaware
Cedar-GD LLC	Delaware
Cedar-Geneseo LLC	Delaware
Cedar-Glen Allen UK, LLC	Delaware
Cedar Golden Triangle LLC	Delaware
Cedar-Groton, LLC	Delaware
Cedar Halifax III, LLC	Delaware
Cedar Halifax II, LLC	Delaware
Cedar-Halifax Land, LLC	Delaware
Cedar Hamburg, LLC	Delaware
Cedar-Hamilton, LLC	Delaware

Entity	Jurisdiction
Cedar Huntingdon, LLC	Delaware
Cedar-Hyattsville, LLC Cedar-Jordan Lane, LLC	Delaware Delaware
Cedar Kenley Village, LLC	Delaware
Cedar-Kings, LLC	Delaware
Cedar-Kutztown, LLC	Delaware
Cedar Lake Raystown, LLC	Delaware
Cedar Lawndale, LLC	Delaware
Cedar Lender LLC	Delaware
Cedar-LGN, LLC	Delaware
Cedar-LGN TIC, LLC	Delaware
Cedar-Liberty Marketplace LLC	Delaware
Cedar Meadows Marketplace GP, LLC	Delaware
Cedar Meadows Marketplace LP, LLC	Delaware
Cedar-Meadows Marketplace, LP	Delaware
Cedar-Mechanicsburg LLC	Delaware
Cedar-Metro Square I, LLC	Delaware
Cedar-Metro Square II, LLC	Delaware
Cedar-Metro Square Loan, LLC	Delaware
Cedar-New London SPE, LLC	Delaware
Cedar-Newport Land, LLC	Delaware
Cedar-Norwood, LLC	Delaware
Cedar-Oakhurst, LLC	Delaware
Cedar Oakland Mills, LLC	Delaware
Cedar-Oak Ridge, LLC	Delaware
Cedar-Oregon Pike, LLC	Delaware
Cedar-Palmyra, LLC	Delaware
Cedar-PC Annex, LLC	Delaware
Cedar-PC Plaza, LLC	Delaware
Cedar PCP-New London, LLC	Delaware
Cedar PCP-San Souci, LLC	Delaware
Cedar Penn Square Tavern, LLC	Delaware
Cedar-Point Limited Partner LLC	Delaware
Cedar-Pottsgrove, LLC	Delaware
Cedar-Pottsgrove General, LLC	Delaware
Cedar-Pottsgrove General II, LLC	Delaware
Cedar-Powell Plaza LLC	Delaware
Cedar Quartermaster Holding, LLC	Delaware
Cedar Quartermaster, LLC	Delaware
Cedar Quartermaster II, LLC	Delaware
Cedar Quartermaster III, LLC	Delaware
Cedar Quartermaster IV, LLC	Delaware
Cedar Raystown Land, LLC	Delaware
Cedar RCP GP LLC	Delaware
Cedawr RCP LP LLC	Delaware
Cedar-Revere LLC	Delaware
Cedar-Reynoldsburg Lender LLC	Delaware
Cedar-Richboro GP, LLC	Delaware
Cedar-Richboro LP, LLC	Delaware
Cedar-Riverview LLC	Delaware
Cedar-Riverview LP	Pennsylvania
Cedar-Roosevelt II, LLC	Delaware

Entity	Jurisdiction
Cedar-San Souci SPE, LLC	Delaware
Cedar-Second Member LLC	Delaware
Cedar Realty Trust Partnership, L.P.	Delaware
Cedar-Shore, LLC	Delaware
Cedar-Smithfield II, LLC	Delaware
Cedar Southington Plaza, LLC	Delaware
Cedar-South Philadelphia II, LLC	Delaware
Cedar-South Philadelphia I, LLC	Delaware
Cedar St. James, LLC	Delaware
Cedar-Timpany, LLC	Delaware
Cedar Townfair, LLC	Delaware
Cedar Townfair Phase III, LLC	Delaware
Cedar-Trexler Hamilton, LLC	Delaware
Cedar-Trexler, LLC	Delaware
Cedar-Trexler Plaza 2, LLC	Delaware
Cedar-Trexler Plaza 3, LLC	Delaware
Cedar-Trexler SPE, LLC	Delaware
Cedar-Valley Plaza LLC	Delaware
Cedar-West Bridgewater, LLC	Delaware
Cedar-Westlake LLC	Delaware
Cedar-Yorktowne, LLC	Delaware
CIF-Fairport Associates, LLC	Delaware
CIF-Fairview Plaza Associates, LLC	Delaware
CIF Halifax Plaza Associates, LLC	Delaware
CIF Loyal Plaza Associates Corp.	Delaware
CIF-Newport Plaza Associates, LLC	Delaware
CIF-Pine Grove Pad Associates LLC	Delaware
CIF-Pine Grove Plaza Associates LLC	Delaware
Coliseum FF, LLC	Virginia
CSC Colonial Commons GP LLC	Delaware
CSC Colonial Commons Holdings LLC	Delaware
CSC Colonial Commons LLC	Delaware
CSC Colonial Commons Partnership, L.P.	Delaware
CSC Colonial Commons Subtenant Holdings LLC	Delaware
CSC Colonial Commons Subtenant LLC	Delaware
CSC Franklin Village GP LLC	Delaware
CSC Franklin Village LP	Delaware
CSC-Riverview LLC	Delaware
East Little Creek KFC, LLC	Virginia
Fairport Associates, L.P.	Delaware
Fairview Plaza Associates, L.P.	Delaware
Fort Washington Fitness, L.P.	Delaware
Gold Star Plaza Associates	Pennsylvania
Gold Star Realty, Inc.	Pennsylvania
Greentree Road L.L.C. 1	Delaware
Greentree Road L.L.C. 2	Delaware
Halifax Plaza Associates, L.P.	Delaware
Hamilton FC Associates, L.P.	Pennsylvania
Lawndale III, LLC	Delaware
Lawndale II, LP	Delaware
Lawndale I, LP	Delaware

Entity	Jurisdiction
LGN Associates of New Jersey, L.P.	New Jersey
LGN-Rickson Corp.	New Jersey
Newport Plaza Associates, L.P.	Delaware
Oakland Mills Business Trust	Maryland
Pine Grove Pad Associates, LLC	Delaware
Pine Grove Plaza Associates, LLC	Delaware
Port Richmond L.L.C. 1	Delaware
Port Richmond L.L.C. 2	Delaware
Richboro CD Partners, L.P.	Pennsylvania
Swede Square Associates II, LP	Delaware
Swede Square Associates LLC	Delaware
Swede Square Holdings LLC	Delaware
The Point Associates, L.P.	Pennsylvania
The Point Shopping Center LLC	Delaware
Virginia General Booth LLC	Virginia
Virginia Kempsville LLC	Virginia
Virginia Little Creek LLC	Virginia
Virginia Smithfield LLC	Virginia
Virginia Suffolk LLC	Virginia
Washington Center L.L.C. 1	Delaware
Washington Center L.L.C. 2	Delaware